UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2020 (December 21, 2020)

MICT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35850	27-0016420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 225-0190

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	MICT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 21, 2020, MICT, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Meeting”). At the Meeting, stockholders (i) re-elected four directors to serve as the Company’s directors on its board of directors (“Board”) until the 2021 annual meeting of stockholders or until their successors are duly elected and qualified, (ii) ratified the selection by the audit committee of the Board of Ziv Haft, a BDO Member Firm, (“Ziv Haft”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020 and (iii) approved holding an advisory vote on named executive officer compensation every three years.

Set forth below are the final voting results for each of the proposals:

Proposal No. 1 – Election of directors

Darren Mercer, Jeffrey Bialos, John M. Scott, and Yehezkel (Chezy) Ofir were re-elected to serve as the directors of the Board. The voting results were as follows:

Name	For	Withheld	Broker Non-Votes
Darren Mercer	38,598,229	213,697	5,463,683
Jeffrey Bialos	38,648,958	162,968	5,463,683
John M. Scott	38,643,951	167,975	5,463,683
Yehezkel (Chezy) Ofir	38,169,252	642,674	5,463,683

Proposal No. 2 – Ratification of independent registered public accounting firm

The stockholders ratified the selection of Ziv Haft to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
44,053,016	143,901	78,692	N/A

Proposal No. 3 – Advisory vote on the frequency of an advisory vote on the compensation of the Company’s named executive officers

The stockholders approved, on an advisory basis, holding an advisory vote on the Company’s named executive officer compensation every three years. The voting results were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
1,792,290	448,258	36,501,517	69,861	5,463,683

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2020

MICT, INC.

By:	/s/ Darren Mercer
Name:	Darren Mercer
Title:	Chief Executive Officer

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